United States

                       Securities and Exchange Commission

                              Washington, DC 20549






                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2003
                                                 -------------

Lakeland Industries, Inc.
-------------------------
(Exact name of registrant as specified in its charter)

Delaware                              0-15535                    13-3115216
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer of
  incorporation)                    File Number)             Identification No.)

711-2 Koehler Avenue, Ronkonkoma,         NY 11779-7410
-------------------------------------------------------
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code (631) 981-9700
                                                   --------------

--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Table of Contents
-----------------

Item 7. Financial Statements and Exhibits

          (c)  Exhibits:

               The following exhibit is filed herewith:

Exhibit
Number                                 Description
=======        =================================================================

99.2 Text of press release issued by Lakeland Industries, Inc., dated June 11, 2003, titled "Lakeland Reports Positive Sales Comparisons for the 3 Months Ended April 30, 2003," together with related Condensed Consolidated Balance Sheets and Statements of Income.

Item 9. Regulation FD Disclosure

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On June 11, 2003, Lakeland Industries, Inc. ("Lakeland") issued a press release regarding Lakeland's financial results for its first fiscal quarter ended April 30, 2003. The full text of Lakeland's press release, together with the related Condensed Consolidated Balance Sheets and Statements of Income are attached hereto as Exhibit 99.2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LAKELAND INDUSTRIES, INC.


Date: June 11, 2003                         By:      /s/ Christopher J. Ryan
                                                     ---------------------------
                                                     Christopher J. Ryan
                                                     Executive Vice President

Table of Contents
-----------------
                                  EXHIBIT INDEX

Exhibit
Number                                 Description
=======        =================================================================

99.2 Text of press release issued by Lakeland Industries, Inc., dated June 11, 2003, titled "Lakeland Reports Positive Sales Comparisons for 3 Months Ended April 30, 2003," together with related Condensed Consolidated Balance Sheets and Statements of Income.